POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares DWA Emerging Markets Momentum Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (12/28/07)
Return Before Taxes	(0.08)%	15.30%	(4.52)%
Return After Taxes on Distributions	(0.12)%	15.29%	(4.53)%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	12.55%	(3.23)%
Dorsey Wright® Emerging Markets Technical Leaders Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	0.34%	18.61%	(0.50)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(2.60)%	14.79%	(1.21)%

Please Retain This Supplement For Future Reference.

P-PIE-SUMPRO-1 SUP-2 050814